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                                                                      Exhibit 32

                  CEO AND CFO CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, each of the undersigned certifies that:

(1) the Annual Report on Form 10-K of the Company for the year ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           /s/ Joseph T. Dunsmore
                           --------------------------------------------------
                           Joseph T. Dunsmore
                           President, Chief Executive Officer, and Chairman

                           /s/ Subramanian Krishnan
                           --------------------------------------------------
                           Subramanian Krishnan
                           Senior Vice President, Chief Financial Officer
                              and Treasurer